UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2013

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 384-2425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gaming Partners International Corporation (the “Company”) reported on September 3, 2013 that Gerald W. Koslow will be leaving the Company as Chief Financial Officer and Treasurer, effective on September 30, 2013, to pursue another opportunity.  Mr. Koslow will assist as needed in the transition of his duties through his departure.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release dated September 3, 2013 announcing that Mr. Koslow will be leaving the Company, effective on September 30, 2013.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Name
Exhibit 99.01	Press release dated September 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: September 3, 2013
	By:	/s/ Gregory S. Gronau
Gregory S. Gronau
	Its:	President and Chief Executive Officer